                                                                   EXHIBIT 99.01




              Excel Realty Trust, Inc., and Holland Westshore, Inc.
                  Property Acquired by Excel Realty Trust, Inc.

                    Historical Summary of Operating Revenues
                          and Direct Operating Expenses
                         in Accordance with Rule 3-14 of
                     the Securities and Exchange Commission

                          Year Ended December 31, 1996





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                         [SQUIRE & COMPANY LETTERHEAD]

                           A Professional Corporation
                          Certified Public Accountants


JOE D. SQUIRE, CPA                                           1329 SOUTH 800 EAST
CRAIG D. WILKINS, CPA                                      OREM, UTAH 84058-7737
RON K. KING, CPA
K. TIM LARSEN, CPA
TIMOTHY A. CHRISTENSEN, CPA
RAY B. BARTHOLOMEW, CPA

KENT B. DARRINGTON, CPA                                      14458 CRESTWOOD AVE
SHANE D. WOOD, CPA                                       POWAY, CALIFORNIA 92064
CHARLOTTE CLARK, CPA
D. DREW BIGLER, CPA





                          INDEPENDENT AUDITOR'S REPORT

Board of Directors
Excel Realty Trust, Inc.

We have audited the accompanying Historical Summary of Operating Revenues and Direct Operating Expenses of property acquired by Excel Realty Trust, Inc. for the year ended December 31, 1996. This summary is the responsibility of Excel Realty Trust, Inc. and Holland Westshore, Inc. Our responsibility is to express an opinion on this summary based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the summary is free of material misstatements. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the summary. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the summary. We believe that our audit of the summary provides a reasonable basis for our opinion.

As described in Note 1, the accompanying summary was prepared in conformity with accounting principles prescribed by the Securities and Exchange Commission which is a comprehensive basis of accounting other than generally accepted accounting principles, and is not intended to be a complete presentation of the property's revenues and expenses.

In our opinion, the summary referred to above presents fairly, in all material respects, the operating revenues and direct operating expenses of the property acquired by Excel Realty Trust, Inc. for the year ended December 31, 1996, on the basis of accounting described in Note 1.

This report is intended solely for the information and use of the Board of Directors and management of Excel Realty Trust, Inc. and for filing with the Securities and Exchange Commission and should not be used for any other purpose.




Squire & Company, PC
Poway, California
December 11, 1997




[LOGO] Member Division for CPA Firms


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EXCEL REALTY TRUST, INC., AND HOLLAND WESTSHORE, INC.
HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR THE PROPERTY ACQUIRED
   BY EXCEL REALTY TRUST, INC.
Year Ended December 31, 1996
--------------------------------------------------------------------------------


                                                    Nine Months
                                                       Ended
CLEARWATER MALL                                       9/30/97         Year Ended
                                                    (Unaudited)        12/31/96
                                                    ----------        ----------
OPERATING REVENUES:
   Base rents                                       $3,080,412        $4,360,509
   Expense reimbursements and other income           2,465,518         3,787,790
   Percentage rents                                     39,134           110,291
                                                    ----------        ----------

       Total operating revenues                      5,585,064         8,258,590

DIRECT OPERATING EXPENSES:
   Administrative and office expense                   421,715           658,850
   Management fees                                     152,522           195,093
   Repairs and maintenance                             667,706           835,672
   Utilities                                           200,673           206,261
   Insurance                                           141,297           200,181
   Property taxes                                      929,498         1,220,386
   Advertising and promotion                            18,747            27,493
   Bad debt expense                                    103,772            21,935
                                                    ----------        ----------

       Total direct operating expenses               2,635,930         3,365,871
                                                    ----------        ----------

          Net operating income                      $2,949,134        $4,892,719
                                                    ==========        ==========



The accompanying notes are an integral part of this summary.




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EXCEL REALTY TRUST, INC., AND HOLLAND WESTSHORE, INC.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR THE PROPERTY ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 1.   SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

          The following is a summary of significant accounting policies followed in the preparation of this Historical Summary. The Historical Summary and notes are representations of Excel Realty Trust, Inc. and Holland Westshore, Inc., whose management are responsible for the integrity and objectivity of this Historical Summary.

          Business Activity - Excel Realty Trust, Inc. is headquartered in San Diego, California. The Trust is a self-administered, self-managed equity real estate investment trust which owns and manages income-producing properties.

          The acquired property is operated as a shopping center in the location below with the anchor stores listed.

               Property         Location                     Anchor Stores
          ---------------    --------------    --------------------------------------------
          Clearwater Mall    Clearwater, FL    Gayfers, Montgomery Ward, Dillards, Burdinas

          Holland Westshore, Inc. has owned and managed the property. Retail space is rented to tenants under noncancelable leases ranging from three to twenty years, with renewal options available.

          Form of Presentation - The Historical Summary is presented in conformity with Rule 3-14 of the Securities and Exchange Commission. Accordingly, certain expenses of the property are not included in the summary, i.e., depreciation and interest.

          Management has determined that after reasonable inquiry, it is not aware of any material factors relating to the property reported on in the accompanying Historical Summary which would cause the reported financial information not to be indicative of future operating results.

          Revenue Recognition - Base rental income from leases is recorded when due from tenants. Some of the leases include percentage rents and overage rents based on the level of sales of the lessee. Leases generally provide for tenant reimbursements of common area maintenance. These reimbursements are included in the accompanying Historical Summary as expense reimbursements.

          Accounting Estimates - The preparation of the Historical Summary includes estimates and assumptions that affect the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.




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



EXCEL REALTY TRUST, INC., AND HOLLAND WESTSHORE, INC.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR THE PROPERTY ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.   MINIMUM FUTURE RENTALS

          Retail space is leased to tenants under noncancelable operating leases. The following is a schedule of future minimum rentals for the next five years under the noncancelable leases after 1996:


                                 CLEARWATER MALL
                             Minimum Lease Payments


Years Ending December 31,              1997          1998          1999          2000          2001
-------------------------            --------      --------      --------      --------      --------
Pretzel Twister                      $ 18,116      $ 18,116      $ 18,116      $ 18,116      $ 18,116
Gayfers                               212,347       212,347        17,696             -             -
Mole Hole                              25,938        25,938        25,938        23,580             -
Mail Boxes, Etc                         9,600         9,600         9,600         7,200             -
Trade Secret                           22,000        22,000        22,000        22,000        22,000
CPI Photo Finish                       30,080        15,040             -             -             -
Gesner Fine Art& Estate Jewelry        64,000        16,000             -             -             -
Smoke & Snuff                          27,800        27,800        27,800        25,483             -
Write Occasions                        41,160        41,160        41,160             -             -
Mannequins                             30,000        30,000        30,000        30,000        30,000
Claire's Boutique                      25,000        25,000        16,667             -             -
Sunglass Hut                           29,600        30,000        30,000        30,000        30,000
Jarman Shoes                           42,000        42,000        10,500             -             -
Mom's Cinnamon Rolls                   31,500        31,500        31,650        32,400        32,400
Ritz Camera                            30,648        30,648        30,648        30,648        15,324
Paul Harris                            70,000        73,333        80,000        80,000        80,000
Hair Plus                              31,500        36,500        37,500        37,500         6,250
Freshens Yogurt                        27,225         9,075             -             -             -
Great American Cookie Company          31,313        35,000        35,000        35,000        35,000
One Dollar Depot                       31,878        31,878        15,939             -             -
Regis Hairstylists                     18,170        35,550        35,550        35,550        35,550
San Francisco Music Box                38,000        38,000         3,167             -             -
Mango Bay                              54,000        54,000        54,400        57,600        57,600
Card America                           44,000        47,667        48,000        48,000        12,000
Kay-Bee Toys & Hobby Shop              39,559        39,559        39,559        39,559        39,559
Athletic Attic                         50,436        50,866        50,866        50,866        50,866
Lerner Shops                          193,500       193,500       193,500       193,500        16,125
Walden Books                           82,688        84,000        84,000        84,000        84,000
Blockbuster Music                      70,383        71,600        71,600        11,933             -
Montgomery Ward                       310,540       207,027             -             -             -
Pocket Change                          42,000        42,000        42,000        42,000        42,000
Radio Shack                            36,000        36,000        18,000             -             -
Eldridge Fine Jewelry                  80,000        80,000        26,667             -             -
Bresler's Ice Cream & Yogurt           26,850        26,850        26,850        13,425             -





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EXCEL REALTY TRUST, INC., AND HOLLAND WESTSHORE, INC.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR THE PROPERTY ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.    MINIMUM FUTURE RENTALS (Continued)


                                 CLEARWATER MALL
                             Minimum Lease Payments


Years Ending December 31,            1997          1998          1999          2000           2001
-------------------------          --------      --------      --------      --------       -------
Rye Field Deli                     $ 32,000      $ 32,000      $ 32,000      $ 21,333       $     -
Sbarro Italian Eatery                40,000        40,000        40,000        40,000        40,000
Chuck-Fil-A                          33,000        33,000        33,000        24,750             -
Big Easy Cajun                       50,000        50,000        50,000        50,000        12,500
Manchu Wok                           47,941        47,941        47,941        31,961             -
Sakkio Japan                         32,667        34,000        34,000        34,000        34,667
Great Steak & Fry Company            40,000        41,973        42,960        42,960        42,960
Gloria Jean's Coffee Bean            39,474        39,474        43,299        44,064        44,064
Kinney Shoes                         24,000        24,000             -             -             -
Gap                                 106,241       110,418       110,418       110,418       110,418
Dillards                            301,927       301,927        25,161             -             -
Thomas Douglas Jewelers              27,864        28,492        28,702        29,330        29,330
Worldwide Gold & Diamonds            13,500        32,400        18,900             -             -
Footlocker                           29,952             -             -             -             -
Bond Jewelers                       102,083       105,000       105,000        61,250             -
Candy Shoppe                         33,750        35,000        26,250             -             -
Victoria's Secret                    84,000        85,500        85,500        14,250             -
Limited                              52,533        13,133             -             -             -
World of Science                     71,010        71,010        71,010        77,914        82,845
Bentley's Luggage                    37,490        37,490        38,441        39,120        39,120
Body Shop                            56,280        56,280        56,280        37,520             -
Bombay Company                       52,500        52,500        43,750             -             -
Things Engraved                      39,380        39,380        39,380        39,380        22,972
Instant Replay                       42,511        43,214        43,214        44,620        45,322
Naturalizer Shoes                    36,750        36,750        36,750        21,438             -
General Nutrition Center             30,800        30,800             -             -             -
GTE Phone Mart                       35,340             -             -             -             -
Sacino's Formalwear                  25,200        23,100             -             -             -
Candleman                            37,120        39,053        39,440        32,867             -
Mastercuts Family Haircutters         4,759        28,556        28,556        28,556        28,556
Lee Nails                             4,200        25,200        25,200        25,200        25,200
Afterthoughts Boutique               24,072        24,072        24,072        24,072        24,072
Cobbie Shop                          28,336        30,053        30,912        30,912        10,304
Rave                                 37,600        37,600         3,133             -             -
Champs Sports                        82,500        82,500        82,500        41,250             -
Casual Corner                        56,000        56,000         9,333             -             -
Musicland                            45,000        45,000        49,167        50,000        50,000
Express                             116,100       117,450       117,450       117,450       124,200





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

EXCEL REALTY TRUST, INC., AND HOLLAND WESTSHORE, INC.
NOTES TO HISTORICAL SUMMARY OF OPERATING REVENUES AND DIRECT
   OPERATING EXPENSES FOR THE PROPERTY ACQUIRED
   BY EXCEL REALTY TRUST, INC.
--------------------------------------------------------------------------------


NOTE 2.    MINIMUM FUTURE RENTALS (Continued)


                                 CLEARWATER MALL
                             Minimum Lease Payments


Years Ending December 31,             1997            1998            1999            2000            2001
                                   ----------      ----------      ----------      ----------      ----------
Poston's Arts & Crafts             $   61,613      $   61,613      $   61,613      $   61,613      $   61,613
Pizza Planet                            9,150          34,313          35,865          23,790               -
Drotos Kehoe & Williams, Inc.           9,000           7,500               -               -               -
Vanco Hearing                          10,300          10,800          10,800           6,300               -
Clearwater 4 Theaters                  59,108               -               -               -               -
Don Olsen Firestone                    25,200          25,200          25,200          25,200          25,200
Lens Crafters                          75,167               -               -               -               -
Bombay Bicycle Club                    68,353          68,353          68,353          68,353          68,353
                                   ----------      ----------      ----------      ----------      ----------
                                   $4,189,602      $3,907,599      $2,837,923      $2,248,231      $1,528,486
                                   ==========      ==========      ==========      ==========      ==========

           The schedule of future minimum rentals is based on the actual noncancelable lease terms in effect as of December 31, 1996. Many of the tenant leases contain terms for renewal options, percentage rents and overage rents, and adjustments based on changes in the consumer price index. These renewal options, percentage rents and overage rents, and adjustments based on changes in the consumer price index have not been reflected in the above noncancelable lease schedule.

           All percentage rents and overage rents are contingent based on the tenant achieving certain levels of sales. Not all of the leases have a provision for percentage rents.







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